                                                                    EXHIBIT 99.1

                                                                    NEWS RELEASE
[CMS ENERGY LOGO]


                    CMS ENERGY REPORTS FIRST QUARTER RESULTS
                     AND REAFFIRMS ONGOING EARNINGS GUIDANCE

               JACKSON, Mich., May 6, 2004 -- CMS Energy (NYSE: CMS) announced a reported net loss of $11 million, or $0.07 per share, for the first quarter of 2004, compared to reported net income of $82 million, or $0.52 per share, for the same quarter of 2003.

               Ongoing (non-Generally Accepted Accounting Principles) net income for the first quarter was $71 million, or $0.44 per share, compared to ongoing net income of $81 million or $0.50 per share in the same period of 2003. This year's milder weather more than accounted for the difference. The first quarter results are consistent with the Company's 2004 ongoing earnings guidance of $0.85 per share, up from $0.81 per share in 2003.

               Ongoing earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales or other items detailed in the attached summary financial statements.

               The first quarter reported loss includes an impairment charge of $81 million, or $0.50 per share, related to the April 2004 sale of the Loy Yang power plant and coal mine in Australia. The charge, which was anticipated, reflects the reduction in the value of the Australian dollar since 1997 when CMS Energy invested in the project.

               Because proceeds from the Loy Yang sale were better than projected, CMS Energy improved its 2004 guidance from a reported net loss of about $0.50 per share to a loss of about $0.35 per share.

               Some recent CMS Energy highlights:

               - Michigan's governor signed legislation that allows Consumers Energy, CMS Energy's principal subsidiary, to continue to offer its Appliance Service Plan. The state Legislature approved the bill by overwhelming margins after thousands of customers expressed their support for the program. About 160,000 residential customers are enrolled in the Appliance Service Plan.

               - The Palisades nuclear plant broke the continuous generating record for Consumers Energy power plants and continues to better the old mark of 345 days. On April 20, Palisades hit the one-year mark for continuous generating.

               Ken Whipple, CMS Energy's chairman and chief executive officer, said that the Company's transition to a smaller, utility-based company continues to show results.

                  "We are maintaining our focus on operational excellence, increasing our financial flexibility, and reducing debt," Whipple said. "Our goal is to become a smaller, stronger company with more predictable earnings and we're making progress toward that goal."

               CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                      # # #

For more information on CMS Energy, please visit our web site at:
 www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)

                                                                         First Quarter
                                                                          (Unaudited)
                                                                 ----------------------------
                                                                  2004                  2003
                                                                 ------                ------
Operating Revenue                                                $1,754                $1,968

Earnings from Equity Method Investees                                19                    47

Operating Expenses                                                1,507                 1,773

Asset Impairment Charges                                            125                     6
                                                                 ------                ------

Operating Income                                                 $  141                $  236

Other Income (Deductions)                                            10                    (1)

Fixed Charges                                                       152                   120

Income Tax Expense (Benefit)                                         (3)                   39

Minority Interests                                                   11                     1
                                                                 ------                ------

Income (Loss) from Continuing Operations                         $   (9)               $   75

Income (Loss) from Discontinued Operations                           (2)                   31

Cumulative Effect of Accounting Changes                               -                   (24)
                                                                 ------                ------

Net Income (Loss)                                                $  (11)               $   82
                                                                 ======                ======

Earnings (Loss) Per Share

             Basic                                               $(0.07)               $ 0.57

             Diluted                                              (0.07)                 0.52




Digest Consolidated Income 1st Qtr 2004

                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                      -------------------------------------
                              (Millions of Dollars)

                                                                            As of March 31 (Unaudited)
                                                                          -----------------------------            December 31
                                                                            2004                 2003                 2003
                                                                          --------             --------             --------
ASSETS
Cash and cash equivalents                                                 $    551             $    656             $    532
Restricted cash                                                                216                   43                  201
Other current assets                                                         1,952                1,899                1,761
                                                                          --------             --------             --------
   Total current assets                                                   $  2,719             $  2,598             $  2,494
Net plant and property                                                       8,492                6,628                6,944
Investments                                                                    734                1,420                1,390
Non-current assets                                                           3,172                4,555                3,010
                                                                          --------             --------             --------
Total assets                                                              $ 15,117             $ 15,201             $ 13,838
                                                                          ========             ========             ========

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt
     Long-term debt (excluding securitization and                         $  5,142             $  4,798             $  5,622
        related-party debt)
     Capital leases                                                             55                  121                   58
     Notes payable                                                               -                  253                    -
     Current portion of long-term
        debt and capital leases
         (excluding securitization and related-party debt)                     716                  902                  491
                                                                          --------             --------             --------
     Total debt                                                           $  5,913             $  6,074             $  6,171
   Preferred stock and securities                                              305                  927                  305
   Minority interest                                                           754                   41                   73
   Common stockholders' equity                                               1,676                1,175                1,585
                                                                          --------             --------             --------
   Total capitalization                                                   $  8,648             $  8,217             $  8,134
Securitization debt                                                            419                  446                  426
MCV debt and capital leases                                                    718                    -                    -
Long-term debt - related parties                                               684                    -                  684
Current liabilities                                                          1,072                1,587                1,131
Non-current liabilities                                                      3,576                4,951                3,463
                                                                          --------             --------             --------
Total Stockholders' Investment and Liabilities                            $ 15,117             $ 15,201             $ 13,838
                                                                          ========             ========             ========



                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                       -----------------------------------
                              (Millions of Dollars)

                                                                                    First Quarter
                                                                                     (Unaudited)
                                                                             --------------------------
                                                                              2004                 2003
                                                                             -----                 ----
Beginning of Period Cash                                                     $ 532                 $351
                                                                             -----                 ----
Cash and Cash Equivalents from FIN 46 Implementation                         $ 174                 $  -
                                                                             -----                 ----
     Cash provided by operating activities                                   $ 235                 $415
     Cash used in investing activities                                        (115)                 (61)
                                                                             -----                 ----
     Cash flow from operating and investing activities                         120                  354
     Cash used in financing activities                                        (266)                 (50)
     Currency Translation Adjustment                                            (9)                   1
                                                                             -----                 ----
        Total Cash Flow                                                      $(155)                $305
                                                                             -----                 ----
End of Period Cash                                                           $ 551                 $656
                                                                             =====                 ====



Balance Sheet & Cash Flow 1st Qtr 2004

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Ongoing Net Income
                      (Millions, Except Per Share Amounts)

                                                                                             First Quarter
                                                                                              (Unaudited)
                                                                                        ----------------------
                                                                                         2004            2003
                                                                                        ------          ------
NET INCOME (LOSS)                                                                        $ (11)           $ 82

Reconciling Items:
       Discontinued Operations (Income) Loss                                                 2             (31)

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                                        -              23
           SFAS No. 143 Asset Retirement Obligation                                          -               1

       Net Asset Sales (Gain)/Loss and Writedowns                                           80               6

                                                                                        ------          ------
Ongoing Net Income - Non-GAAP Basis                                                     $   71          $   81
                                                                                        ======          ======

Average Number of Common Shares Outstanding
       Basic                                                                               161             144
       Diluted                                                                             166             165

BASIC EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                                                   $(0.07)         $ 0.57

Reconciling Items:
       Discontinued Operations (Income) Loss                                              0.01           (0.21)

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                                        -            0.15
           SFAS No. 143 Asset Retirement Obligations                                         -            0.01

       Net Asset Sales (Gain)/Loss and Writedowns                                         0.50            0.04

                                                                                        ------          ------
Ongoing Net Income - Non-GAAP Basis                                                     $ 0.44          $ 0.56
                                                                                        ======          ======

DILUTED EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                                                   $(0.07)         $ 0.52

Reconciling Items:
       Discontinued Operations (Income) Loss                                              0.01           (0.19)

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                                        -            0.14
           SFAS No. 143 Asset Retirement Obligations                                         -               -

       Net Asset Sales (Gain)/Loss and Writedowns                                         0.50            0.03

                                                                                        ------          ------
Ongoing Net Income - Non-GAAP Basis                                                     $ 0.44          $ 0.50
                                                                                        ======          =====



Digest Reconciliation 1st Qtr 2004